11 COMPANY UPDATE ON OPERATIONS SEPTEMBER 2022

FORWARD LOOKING STATEMENTS Certain statements made during this presentation are forward- looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at DiamondRock Hospitality Company’s (the "Company“) hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which the Company has filed with the Securities and Exchange Commission, and in our other public filings which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward-looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. 2

2022 YTD OPERATING RESULTS (1) Comparable operating information excludes the Kimpton Fort Lauderdale Beach Resort as it was not operating in 2019 (2) Preliminary results (3) Q3 QTD includes July and August (4) “Resort/Lifestyle” refers to Luxury Resort, Lifestyle Resort, and Urban Lifestyle hotels (5) “Urban” refers to Urban Gateway hotels 3 CONTINUED OUTPERFORMANCE IN AUGUST 2022 COMPARABLE OPERATING RESULTS(1) Occ (%) ADR ($) RevPAR ($) RevPAR B/(W) 2019 Revenue ($000s) Revenue B/(W) 2019 Q1 55.8% 279.09 155.76 (3.5%) 197,263 (4.4%) Q2 74.9% 297.36 222.70 6.9% 279,445 7.4% Jul(2) 74.9% 286.19 214.32 10.6% 89,698 12.5% Aug(2) 74.7% 261.50 195.34 5.7% 83,502 9.5% +23.0% +4.9% +47.0% +8.2% +25.6% -4.4% PORTFOLIO RESORT/LIFESTYLE URBAN vs 2021 vs 2019 (4) (5) Q3 QTD REVPAR(3) VS PREVIOUS YEARS

OPERATING GAINS ACROSS THE PORTFOLIO

DIAMONDROCK HOSPITALITY

Q3 2022 QTD REVENUE GROWTH IS EXCEEDING Q2 PACE, WHILE FUNDAMENTALS REMAIN STRONG

PORTFOLIO[1]


+7.4%
$280M
$260M
2022 Revenue
2019 Revenue
+11.0%
$173M
$156M
Q2
Q3 QTD


140%
120%
100%
80%
60%
40%
20%
0%
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Occupancy (as a % of 2019)
ADR (as a % of 2019)

RESORT / LIFESTYLE[2]



- Resort/Lifestyle rates are holding strong at over 30% above August 2019 ADRs
- The average ADR increase over 2019 at our five largest resorts increased from 30.6% in July to 30.8% in August
  - *Henderson Beach Resort had a 61.0% increase in ADR over 2019 and 78.3% RevPAR increase*
  - *Hilton Burlington's ADR increased 28.6% compared to 2019, while RevPAR increased 26.8%*
- August outside of room revenues increased 28% over 2019

URBAN[3]



- Solid occupancy and ADR in August, 49% RevPAR growth over 2021 and down only 5.8% vs 2019
  - *Occupancy in August was down 7.2% vs 2019, compared to down 7.5% in July*
  - *August weekday occupancy of 78% is slightly above July*
- Momentum is expected to continue as more companies are instituting stronger back-to-office policies this Fall
- Significant pick-up in short-term group bookings

(1) Q3 QTD results are preliminary, comparable operating information excludes the Kimpton Fort Lauderdale Beach Resort as it was not operating in 2019
(2) "Resort/Lifestyle" refers to Luxury Resort, Lifestyle Resort, and Urban Lifestyle hotels
(3) "Urban" refers to Urban Gateway hotels

4

CONSISTENT OUTPERFORMANCE AGAINST PEERS 13% 9% -2% -10% -17% -17% -25% -27% -29% DRH HOST APLE XHR SHO PEB PK HT RLJ Q2 2022 ADJ. FFO VS PEERS (vs. 2019) 5 Median: -17% Source: Company filings Q2 2022 PEER PERFORMANCE (vs. 2019) DRH XHR HST APLE HT PEB RLJ SHO PK MEDIAN ADR Growth +18% 17% 15% 8% 12% 19% 4% 14% 8% +14% Occupancy Growth -9% -13% -10% -4% -15% -20% -10% -14% -17% -13% RevPAR Growth +7% 2% 4% 3% -5% -5% -7% -2% -10% -2% Hotel EBITDA Growth +13% 15% 9% 3% 1% -5% -11% -17% -25% +1%

6 PORTFOLIO Tranquility Bay Resort, Marathon, Florida

STRONG RESORT MARKET PRESENCE

DiamondRock Hospitality

OVER 60% OF HOTELS LOCATED IN DESTINATION LEISURE MARKETS

LUXURY RESORT

SAUSALITO, CA



CAVALLO POINT

SEDONA, AZ



L'AUBERGE DE SEDONA

VAIL, CO



THE HYTHE, A LUXURY COLLECTION HOTEL

DESTIN, FL



HENDERSON PARK INN

MARATHON, FL



TRANQUILITY BAY RESORT

DESTIN, FL



HENDERSON BEACH RESORT

LIFESTYLE RESORT

FORT LAUDERDALE, FL



WESTIN FORT LAUDERDALE BEACH RESORT

FORT LAUDERDALE, FL



KIMPTON FORT LAUDERDALE BEACH RESORT

KEY WEST, FL



HAVANA CABANA

KEY WEST, FL



MARGARITAVILLE BEACH HOUSE KEY WEST

LAKE TAHOE, CA



THE LANDING RESORT AND SPA

SEDONA, AZ



ORCHARDS INN

SONOMA, CA



THE LODGE AT SONOMA RESORT

HUNTINGTON BEACH, CA



KIMPTON SHOREBREAK RESORT

URBAN LIFESTYLE

BURLINGTON, VT



HILTONBURLINGTON LAKE CHAMPLAIN

CHARLESTON, SC



RENAISSANCE CHARLESTON HISTORIC DISTRICT HOTEL

CHICAGO, IL



THE GWEN, A LUXURY COLLECTION HOTEL

DENVER, CO



HOTEL CLIO, A LUXURY COLLECTION HOTEL

PHOENIX, AZ



KIMPTON PALOMAR PHOENIX

SAN FRANCISCO, CA



HOTEL EMBLEM

NEW ORLEANS, LA



BOURBON ORLEANS HOTEL

7

HIGH QUALITY PORTFOLIO IN KEY GATEWAY MARKETS NEARLY 40% OF HOTELS LOCATED IN TOP GATEWAY MARKETS ATLANTA, GA ATLANTA MARRIOTT ALPHARETTA BOSTON, MA SALT LAKE CITY, UTNEW YORK, NY FORT WORTH, TXDENVER, CO CHICAGO, IL CHICAGO MARRIOTT MAGNIFICIENT MILE WASHINGTON, DC WASHINGTON, DC SAN DIEGO, CA HILTON BOSTON DOWNTOWN-FANEUIL HALL BOSTON, MA NEW YORK, NY WESTIN BOSTON SEAPORT COURTYARD DENVER DOWNTOWN WESTIN WASHINGTON, D.C. CITY CENTER THE WORTHINGTON NEW YORK, NY WESTIN SAN DIEGO BAYVIEW COURTYARD MANHATTAN/FIFTH AVENUE COURTYARD MANHATTAN/MIDTOWN EAST HILTON GARDEN TIMES SQUARE CENTRAL SALT LAKE CITY MARRIOTT DOWNTOWN 8 EMBASSY SUITES BY HILTON BETHESDA EFFECTIVE 2/1/2022

EXECUTIVE TEAM 9Henderson Beach Resort, Destin, FL

EXTENSIVE MANAGEMENT AND HOSPITALITY EXPERIENCE MARK W. BRUGGER CO-FOUNDER PRESIDENT, CEO AND DIRECTOR • Co-founded DRH in 2004 and successfully led its IPO in 2005 • Named Forbes’ list of America’s Most Powerful CEOs 40 and Under and a finalist for the E&Y Entrepreneur of the Year Award • Extensive background in real estate, capital markets, and structured finance JEFFREY J. DONNELLY EXECUTIVE VP AND CFO JUSTIN LEONARD EXECUTIVE VP AND COO WILLIAM J. TENNIS EXECUTIVE VP, GENERAL COUNSEL AND CORPORATE SECRETARY TROY FURBAY EXECUTIVE VP AND CIO BRIONY R. QUINN SENIOR VP AND TREASURER 10 • Joined as CFO in 2019 • Previously Managing Director at Wells Fargo Securities where he co- founded Real Estate & Lodging Equity Research • Served as AVP at AEW Capital Management, LP overseeing asset management and capital market transactions for diversified commercial real estate portfolio • Joined as COO in 2022 • Previously was at Walton Street Capital, LLC for 23 years, most recently as Senior Principal overseeing hotel investments. During his tenure, he oversaw hotel asset management which included 60 branded and independent hotels totaling over 20,000 rooms • Joined as General Counsel in 2010 • Previously worked for Marriott for 17 years initially as Assistant General Counsel and then as Senior Vice President for the Global Asset Management Group • Prior to joining Marriott, worked as an Associate at a New York law firm • Joined as CIO in 2014 • Previously was Chief Investment Officer at Loews Hotels & Resorts • Prior to that, served in senior investment roles with Kimpton Hotels and MeriStar Hospitality Corporation • Joined DRH in 2007 • Promoted to Chief Accounting Officer in 2014 and Treasurer in 2018 • Prior to DRH, was VP of Finance and Accounting for Meristar Hospitality Corporation